UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Polaroid Holding Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 10, 2005, the following materials, concerning the signing of an Agreement and Plan of Merger between Polaroid Holding Company, Petters Group Worldwide, LLC and Petters Group Consumer Brands, LLC, were made available to certain employees of Polaroid Corporation.

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NOTICE TO INVESTORS

The merger described in this announcement has not been consummated. Polaroid Holding Company will file an 8-K and a proxy statement with the Securities and Exchange Commission (SEC), and distribute the proxy statement to investors when approved by the SEC. The proxy statement will contain important information that should be read carefully before any decision is made with respect to the merger. Those materials will be made available to Polaroid Holding Company’s security holders at no expense to them prior to a shareholders meeting that will be called to vote on the merger. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s web site (www.sec.gov) and on Polaroid’s web site (www.polaroid.com).

PARTICIPANTS IN THE SOLICITATION

Polaroid, Petters, OEP and certain of its affiliates, and Polaroid’s directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Polaroid stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of Polaroid stockholders under the rules of the SEC is set forth in public filings filed by Polaroid with the SEC and will be set forth in the proxy statement when it is filed with the SEC.

FORWARD-LOOKING STATEMENTS

Some statements in this document may be forward looking in nature, or “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “should”, “plan”, “seek”, “goal”, “outlook”, “target”, “intend”, “will”, “estimate” and “potential” among others. Actual results may differ materially from those projected in or implied by any forward-looking statement as a result of a wide variety of factors, which include, but are not limited to those set forth in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Polaroid’s Annual Report for the fiscal year ended December 31, 2003 filed with the SEC on Form 10-K on April 14, 2004. Polaroid assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise.

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Polaroid Corporation
&
Petters Group Worldwide

Global Leadership in

Imaging, Commercial Imaging Applications,
and Consumer Electronics

Expanding the Polaroid Brand for our Global Business Partners

PRESENTATION FOR EMPLOYEES

[LOGO]	Company Confidential	[LOGO]

Agenda

•                  The Agreement

•                  Petters Background

•                  Next Steps

•                  Summary

Petters and Polaroid — an Ideal Strategic Fit

Merger Perspective

[LOGO]	[LOGO]

Polaroid & Petters Agreement

Polaroid & Petters will merge to form a global imaging and consumer electronics leader

•                  Petters Group Worldwide will purchase Polaroid Holding Company for $426 million

•                  Polaroid Holding Company will merge with Petters Consumer Brands and is currently expected to remain in Waltham, Massachusetts

•                  Petters Consumer Brands is a subsidiary of privately held Petters Group Worldwide, headquartered in  Minnetonka, Minnesota

•                  The combined company will focus on growth by continuing to build the Polaroid brand and product portfolio.  It will benefit from Petters’ significant core competencies in rapid development and deployment of consumer electronics

•                  Retail and commercial customers will continue to be served by world-class sales, eCommerce, logistics, and service teams

•                  Consumers will continue to receive the benefits of one of the most trusted global brands along with innovative new electronics products

Together, Polaroid and Petters will realize significant global synergies

•                  Polaroid’s global infrastructure and market reach provide worldwide access for Petters’ existing portfolio of Polaroid branded products

•                  The powerful and valuable Polaroid brand can be applied across a full range of consumer electronics products

•                  Petters’ expertise in rapid deployment of tailored consumer electronics products will complement Polaroid’s product portfolio

•                  Complete line of imaging and consumer electronics products will be presented by a single sales force

•                  Unified management of the Polaroid brand will deliver consistent messaging and efficient use of resources

“Polaroid will be a strategic centerpiece of Petters Group Worldwide.” – Tom Petters

•                  Global Imaging and Consumer Electronics Company

•                  Instant cameras & film and digital imaging products

•                  Imaging Solutions for vertical market applications: document, street and event photography; healthcare; construction; and many others

•                  Polaroid Eyewear

•                  TV’s, DVD’s, Portable DVD’s, Plasma TV’s, LCD TV’s

•                  Additional consumer electronics and digital imaging products

•                  Global Sales Organization

•                  Covering 100+ countries with a veteran Field Sales Organization

•                  Inside Sales Organizations

•                  eCommerce expertise optimized for future growth

•                  Polaroid2Go, Polaroid Pics, uBid.com, Fingerhut

•                  Worldwide Customer Service and Support

Customer Value Proposition

[LOGO]

[LOGO]

Broad Product Portfolio

Eyewear

World Class Service & Support

Emerging Markets

R&D Design Quality

eCommerce

Global Reseller Partners

Vertical Market Solutions

Why does Petters value Polaroid?

Powerful International Brand

•                  Highly recognizable

•                  Respected

Worldwide User Base

•                  Over 15 million cameras

•                  Ongoing demand for film

Global Infrastructure and Distribution Platform

•                  Established, world-class global platform

•                  Strong relationships with world’s largest retailers

Innovative instant digital printing technology

Strong R&D Culture

•                  Extensive IP portfolio (647 issued and 75 pending patents)

Realizable Assets

•                  No Debt

•                  Profitable

Polaroid ranks among top consumer brands

Polaroid has a trusted brand name ranking as high as Nike and IBM

Recognition %	Favorability %

[CHART]	[CHART]

Favorability asked of those who recognize brand	Source: ORC International, October 2003 Omnibus

Polaroid’s digital imaging and printing expertise is a highly valued asset

Convergence is creating an enormous market opportunity for anytime, anywhere photo printing solutions that help consumers simply output their digital visual content

[GRAPHIC]	Computing	Consumer Electronics	[GRAPHIC]
	Web-based retrieval and exchange of digital images	Video-based display devices from TV’s to DVD Players

[GRAPHIC]	Photography	Telecom	[GRAPHIC]
	Digital images captured by digital cameras	Ubiquitous hand-held point and shoot camera phones

Petters Background

Petters Group Worldwide	[LOGO]

•                  Private company founded in 1989 by Tom Petters

•                  Numerous operating entities

•                  Licensee for Polaroid consumer electronics in North America

•                  Based in Minnetonka, Minnesota, near Minneapolis

•                  Vision

•                  Capitalize on our strengths as a large company and become the best in every market we serve while maintaining the entrepreneurial spirit that led to our success

•                  Mission

•                  To be a world leader in creating, developing and investing in operating companies that manufacture, procure and market consumer merchandise

•                  Values

•                  We are a customer centric organization that believes the following core values will drive our success and build a valued relationship with customers, employees, partners, suppliers and investors ...

•                  Integrity, Agility, Execution, Caring, Innovation, Humility

[LOGO]

[LOGO]

Petters Consumer Brands

•                  Creates partnerships with global manufacturers to develop products and brand extensions for distribution through retail, internet, catalog, and specialty channels

•                  Produces quality merchandise featuring the latest styles, trends and technology

•                  Employs an effective business model that connects customers to products utilizing relevant technologies and recognizable brands

Polaroid Consumer Electronics

•                  Markets TVs, DVDs and other home entertainment products under the Polaroid® brand

•                  Offers cutting-edge consumer electronics products that are engineered to the highest quality standards but competitively priced - a proven and increasingly successful strategy in the retail marketplace

•                  Also currently operating as the acting distributor for WWL licensed digital still cameras in the US

•                  Customers include:

•                  Current: Best Buy, Sam’s Club, Target, Wal-Mart, Costco

•                  Built a highly successful customer-centric business from scratch in two years

[GRAPHIC]

• DVD Players	• Plasma TVs
• Portable DVDs	• LCD TVs
• Standard TVs	• TV-DVD Combos

Next Steps

Transaction Terms

•                  Transaction subject to:

•                  Hart-Scott-Rodino antitrust clearance

•                  SEC approval of proxy statement

•                  Shareholder approval

•                  Expected to close in first half of 2005

•                  Definitive agreements terminate on June 6, 2005

Integration

Until Close

Phase I

•                  Integration Planning Task Force — Clean Room

•                  Manage Polaroid using standard practices until close

•                  No change in sales coverage

•                  No change in product assortment or availability

•                  Uninterrupted service

•                  No change in order fulfillment, freight, logistics

•                  No change in customer support

Closing and Beyond

Balance of 2005	2006 & Beyond

Phase 2	Phase 3

• Announce leadership team and implement organizational structure	• Continued market leadership in instant imaging

• Integrate sales & marketing	• Innovation & channel customization of expanded consumer products portfolio

• Develop joint retail promotion plan for Q4 2005	• Commitment to design, engineering and quality

• Develop future road maps	• Global support and service

• Roll out new technologies	• Commitment to the Polaroid brand & brand promise

How Transaction Affects Employees

•                  Prior to the Close of the Transaction

•                  No change in your role or responsibilities

•                  Business conducted as usual

•                  Continued commitment to world class service and customer satisfaction

•                  Integration task force examines best practices at both companies

•                  After the Merger is Completed

•                  Polaroid headquarters is currently expected to be maintained in Waltham

•                  Integration team recommendations go into effect

•                  Polaroid will present one face to the customer

•                  Consistent marketing & sales coverage

•                  Consistent systems, logistics, training, service and support

•                  Polaroid’s channel strategy unchanged

•                  Polaroid’s retail and commercial partners continue to be the primary fulfillment path of products and solutions to our customers

•                  Polaroid remains committed to both our commercial solutions as well as our new enhanced consumer portfolio

Summary

Polaroid and Petters Group Combine for Global Leadership

•                  Customers first philosophy

•                  Leading global brand

•                  Innovative products

•                  World class service, support & infrastructure

•                  Digital growth opportunity

•                  Global scale and reach

•                  Loyal, committed employees

NOTICE TO INVESTORS

The merger described in this announcement has not been consummated. Polaroid Holding Company will file an 8-K and a proxy statement with the Securities and Exchange Commission (SEC), and distribute the proxy statement to investors when approved by the SEC. The proxy statement will contain important information that should be read carefully before any decision is made with respect to the merger. Those materials will be made available to Polaroid Holding Company’s security holders at no expense to them prior to a shareholders meeting that will be called to vote on the merger. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s web site (www.sec.gov) and on Polaroid’s web site (www.polaroid.com).

PARTICIPANTS IN THE SOLICITATION

Polaroid, Petters, OEP and certain of its affiliates, and Polaroid’s directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Polaroid stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of Polaroid stockholders under the rules of the SEC is set forth in public filings filed by Polaroid with the SEC and will be set forth in the proxy statement when it is filed with the SEC.

FORWARD-LOOKING STATEMENTS

Some statements in this document may be forward looking in nature, or “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “should”, “plan”, “seek”, “goal”, “outlook”, “target”, “intend”, “will”, “estimate” and “potential” among others. Actual results may differ materially from those projected in or implied by any forward-looking statement as a result of a wide variety of factors, which include, but are not limited to those set forth in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Polaroid’s Annual Report for the fiscal year ended December 31, 2003 filed with the SEC on Form 10-K on April 14, 2004. Polaroid assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise.